UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2007

CHINA DIGITAL COMMUNICATION GROUP
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-49715	91-2132336
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

A-3. Xinglian Industrial Zone. He Hua Ling Pingxin Road. Xin Nan. Ping Hua Town. Longgang. Shenzhen China	51811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	86-755-2698-3767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report.

As previously reported, on July 23, 2007, the Company concluded, based on the recommendation of its independent auditors for the year ended December 31, 2004, Lichter, Yu & Associates (“Lichter”), to restate previously-issued financial statements included in the Company’s Annual Report on Form 10-KSB for fiscal year ended December 31, 2004.

Stemming from the corrections made to the Form 10-KSB for fiscal year ended December 31, 2004 and subsequently issued quarterly and annual financial statements, on October 17, 2007, the Company also concluded, based on the recommendation of its independent auditor, to restate previously-issued financial statements included in the Company’s Quarterly Report on Form 10-QSB for fiscal quarter ended June 30, 2007.

As previously reported, the financial statements for the fiscal years ended December 31, 2005 and December 31, 2006 and the quarter ended March 31, 2007, were restated to correct the effects of an error made in the December 31, 2004 financial statements. The error relates to the incorrect decision not to do purchase price allocation and assignment of value to intangible assets for the acquisition of Billion Electronics Co., Ltd. on November 14, 2004. Based upon information and communication with the Securities and Exchange Commission and our independent auditors, it has been reported that the Company was required to do purchase price allocation and assign value to intangible asset for the acquisition of Billion Electronics Co., Ltd. on November 15, 2004. As such, the financial statements for quarter ended June 30, 2007 will be restated to correct the effects of the error.

The Company has amended the appropriate filings with the Securities and Exchange Commission to include restated financial statements correcting this error. In this regard, the financial statements for the quarter ended June 30, 2007 should also no longer be relied upon. The Company will now restate its financial statements filed on Form 10-QSB for the fiscal quarter ended June 30, 2007. The Company will also submit an amended form 10QSB for the quarter ended June 30, 2007.

The restatement of the financial statements for the fiscal quarter ended June 30, 2007 should be completed no later than two weeks from the date of this report.

The executive officers of the company discussed with the Company’s independent auditors the matters disclosed in this Item 4.02 of the Form 8-K.

Item 9.01	Financial Statement And Exhibits.

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None

(c)	Exhibits.

16.1	Letter from independent auditor, Kabani & Co. dated October 17, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIGITAL COMMUNICATION GROUP

Dated: October 19, 2007	By:	/s/ Zhongnan Xu
ZHONGNAN XU Chief Executive Officer